UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
Form 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 6, 2022

BEIGENE, LTD.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-37686	98-1209416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
c/o Mourant Governance Services (Cayman) Limited
94 Solaris Avenue, Camana Bay
Grand Cayman KY1-1108
Cayman Islands
(Address of Principal Executive Offices) (Zip Code)
+1 (345) 949-4123
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 13 Ordinary Shares, par value $0.0001 per share	BGNE	The NASDAQ Global Select Market
Ordinary Shares, par value $0.0001 per share*	06160	The Stock Exchange of Hong Kong Limited
*Included in connection with the registration of the American Depositary Shares with the Securities and Exchange Commission. The ordinary shares are not listed for trading in the United States but are listed for trading on The Stock Exchange of Hong Kong Limited.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On April 6, 2022, BeiGene, Ltd. (“BeiGene”) announced that the marketing authorization applications (MAA) for tislelizumab, submitted by Novartis, the license holder in Europe, have been validated for regulatory review by the European Medicines Agency (EMA) for patients with advanced or metastatic esophageal squamous cell carcinoma (ESCC) after prior systemic chemotherapy and for patients with non-small cell lung cancers (NSCLC). The full text of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On April 11, 2022, BeiGene announced results from the Phase 3 ALPINE trial showing BTK inhibitor BRUKINSA® (zanubrutinib) demonstrated superiority versus ibrutinib in overall response rate (ORR) as assessed by an Independent Review Committee (IRC) in adult patients with relapsed or refractory (R/R) chronic lymphocytic leukemia (CLL) or small lymphocytic lymphoma (SLL). The full text of this press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1
Press Release titled “BeiGene Announces European Medicines Agency Acceptance of Marketing Authorization Applications for Tislelizumab for the Treatment of Patients with ESCC and NSCLC,” issued by BeiGene, Ltd. on April 6, 2022.

99.2
Press Release titled “IRC Determines BRUKINSA® (Zanubrutinib) Demonstrates Superior Overall Response Rate Versus Ibrutinib in Final Response Analysis of ALPINE Trial in Chronic Lymphocytic Leukemia,” issued by BeiGene, Ltd. on April 11, 2022.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Exhibit Index

Exhibit No.	Description

99.1
Press Release titled “BeiGene Announces European Medicines Agency Acceptance of Marketing Authorization Applications for Tislelizumab for the Treatment of Patients with ESCC and NSCLC,” issued by BeiGene, Ltd. on April 6, 2022.

99.2
Press Release titled “IRC Determines BRUKINSA® (Zanubrutinib) Demonstrates Superior Overall Response Rate Versus Ibrutinib in Final Response Analysis of ALPINE Trial in Chronic Lymphocytic Leukemia,” issued by BeiGene, Ltd. on April 11, 2022.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIGENE, LTD.

Date: April 12, 2022	By:	/s/ Scott A. Samuels
	Name:	Scott A. Samuels
	Title:	Senior Vice President, General Counsel